SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 28, 2002

SUPPORTSOFT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File Number)	94-3282005 (I. R.S. Employer Identification Number)

575 Broadway, Redwood City, CA (Address of principal executive offices)	94063 (Zip Code)

(650) 556-9440
(Registrant’s telephone number,
including area code)

Item 5.    Other Events.

On June 19, 2002, SupportSoft, Inc., a Delaware corporation and the registrant herein, announced the immediate appointment of Dick Williams to SupportSoft’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPPORTSOFT, INC.

By:	/s/ BRIAN M. BEATTIE
Brian M. Beattie Senior Vice President of Finance and Administration and Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)

Dated:    June 28, 2002